                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: August 26, 1999
                       (Date of earliest event reported)



                           BELL ATLANTIC CORPORATION
            (Exact name of registrant as specified in its charter)




Delaware                        1-8606                     23-2259884
(State or other jurisdiction    (Commission file number)   (I.R.S. employer
of incorporation)                                          identification no.)


1095 Avenue of the Americas
New York, New York                                         10036
(Address of principal executive offices)                   (Zip code)


       Registrant's telephone number, including area code: (212) 395-2121



                                Not Applicable
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits

99 Unaudited pro forma combined condensed financial statements for GTE Corporation and Bell Atlantic Corporation for the six-month period ended June 30, 1999.

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      BELL ATLANTIC CORPORATION


                                      By: /s/Doreen A. Toben
                                          --------------------------------------
                                          Doreen A. Toben
                                          Vice President - Controller




Date:  August 26, 1999

                                  EXHIBIT INDEX

Exhibit
Number       Description
------       -----------

99 Unaudited pro forma combined condensed financial statements for GTE Corporation and Bell Atlantic Corporation for the six-month period ended June 30, 1999.